                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               IMRE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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                                                              PRELIMINARY COPIES

                        IMRE CORPORATION
                  401 QUEEN ANNE AVENUE NORTH
                       SEATTLE, WA 98109

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON APRIL 15, 1996

TO THE STOCKHOLDERS OF IMRE CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IMRE Corporation, a Delaware corporation (the "Company"), will be held on Monday, April 15, 1996 at 9:00 a.m. local time at the Marriott Hotel La Jolla, 4240 La Jolla Village Drive, San Diego, California 92037 for the following purposes:

     1. To elect two (2) directors to hold office until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To approve the Company's 1996 Equity Incentive Plan and to reserve 7,000,000 shares of the Company's Common Stock for issuance under such plan;

     3. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "IMRE Corporation" to "Cypress Bioscience, Inc.";

     4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 shares to 60,000,000 shares;

     5. To approve a modification to an amendment to the Company's Certificate of Incorporation previously approved by the stockholders of the Company to change the par value of the Preferred Stock of the Company from no par value to a nominal par value;

     6. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for its fiscal year ending December 31, 1996; and

     7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 5, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

                                       By Order of the Board of Directors

                                       /s/ Alex P. de Soto

                                       Alex P. de Soto
                                       Secretary

San Diego, California
March 15, 1996

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS

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POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE.
EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU
ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE
MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                                             PRELIMINARY COPIES

                        IMRE CORPORATION
                  401 QUEEN ANNE AVENUE NORTH
                       SEATTLE, WA 98109

                        PROXY STATEMENT
             FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON
                         APRIL 15, 1996

         INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of IMRE Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Monday, April 15, 1996, at 9:00 a.m. California time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Marriott Hotel La Jolla, 4240 La Jolla Village Drive, San Diego, California, 92037. The Company intends to mail this proxy statement and accompanying proxy card on or about March 15, 1996 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock of the Company beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, a professional proxy solicitation firm. No additional compensation will be paid to directors, officers or other regular employees for such services, but any professional proxy solicitation firm used by the Company will be paid its customary fee.

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VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of the Company's Common Stock at the close of business on March 5, 1996 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 5, 1996, the Company had issued and outstanding and entitled to vote 28,316,000 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of record of one-third of the issued and outstanding shares of Common Stock of the Company entitled to vote is required to constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purposes of determining a quorum.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but, other than with respect to Proposals 3, 4 and 5, are not counted for any purpose in determining whether a matter has been approved. With respect to Proposals 3, 4 and 5, as more fully discussed therein, broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 401 Queen Anne Avenue North, Seattle, Washington 98109, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 1997 Annual Meeting of stockholders must be received by the Company not later than November 15, 1996 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

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                           PROPOSAL 1
                     ELECTION OF DIRECTORS

     The Company's By-laws provide that the Board of Directors shall be divided into three classes. Each class consists of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors is presently composed of six (6) members. There are two (2) directors in the class whose term of office expires in 1996.
Each of the nominees for election to this class is currently a director of the Company. Debby Jo Blank was elected to the Board of Directors by the Board of Directors while Philip J. O'Reilly was elected to the Board of Directors by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 1999 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. It is believed that all officers and directors of the Company will vote their respective shares in favor of the nominees.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

     Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING

     DEBBY JO BLANK, M.D., 44, was appointed President, Chief Operating Officer and Director of the Company in December 1995. Prior to joining IMRE, from 1994 to December 1995, Dr. Blank was Senior Vice President, Marketing, for Advanced Technology Laboratories, a publicly-held manufacturer and distributor of ultrasound equipment. From 1993 to 1994, she was Vice President, U.S. Marketing for Syntex. From

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1989 to 1993, Dr. Blank held various positions at the DuPont Company and the
DuPont Merck Pharmaceutical Company ("DuPont"), including Vice President Worldwide Marketing, Vice President, New Product Planning & Licensing, and Vice President, Strategy and Business Development. Before joining DuPont, she was employed by the management consulting firm, Arthur D. Little, from 1986 to 1989 as a consultant in its pharmaceutical practice.

     MR. PHILIP J. O'REILLY, 57, is a partner in the law firm of O'Reilly, Marsh, Kearney & Corteselli P.C., in Mineola, New York. He has been in private practice for more than twenty years. Mr. O'Reilly is also a director of Excalibur Technologies Corporation.

               THE BOARD OF DIRECTORS RECOMMENDS
             A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1997 ANNUAL MEETING

     JAY D. KRANZLER, M.D., Ph.D., 38, was appointed Chief Executive Officer and Vice Chairman of the Company in December 1995. From January 1989 until August 1995, Dr. Kranzler served as President, Chief Executive Officer and a director of Cytel Corporation, a publicly-held biotechnology company. Dr. Kranzler has been an adjunct member of the Research Institute of Scripps Clinic since January 1989. Before joining Cytel, Dr. Kranzler was employed by McKinsey & Company, a management consulting firm, as a consultant specializing in the pharmaceutical industry from 1985 to January 1989.

     MR. RICHARD M. CROOKS, JR., 56, has been President of RMC Consultants, a financial advisory services firm, since June 1990. Mr. Crooks is a director of and consultant to Allen & Company Incorporated, a privately held investment banking firm, which is the Company's principal stockholder. He served as a Managing Director of Allen & Company Incorporated for more than five years prior to June 1990. Mr. Crooks is also a director of Excalibur Technologies Corporation.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING

     FRANK R. JONES, Ph.D., 51, a founder of the Company, is the Chairman of the Board of Directors and the Company's Chief Scientific Officer. He has served as Chairman of the Board of Directors since October 1981, Chief Executive Officer from 1981 to September 1994, and President of the Company from 1986 to 1988. From 1983 until 1986, Dr. Jones was the Director of the Immune Response Program of the Pacific Northwest Research Foundation. Dr. Jones was a Researcher in the Department of Complement and Effector Biology at Memorial Sloan-Kettering Cancer Center ("MSKCC") in New York City from 1980 to 1981 and was a Research Associate in the

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Laboratory of Veterinary Oncology at MSKCC from 1981 until 1983.  Dr. Jones holds degrees from California State University (M.A., Bacteriology/Immunology) and the University of Washington (Ph.D., Biological Structure/ Cellular Immunology).

    MR. JACK H. VAUGHN, 75, was appointed a director of the Company in 1991. Currently, Mr. Vaughn is Chairman of ECOTRUST, a Portland, Oregon-based foundation promoting environmentally friendly development in the Pacific Northwest. From 1988 to 1992, he was the U.S. Government's Senior Environmental Advisor for Central America. Prior to that, Mr. Vaughn had been the founding Chairman of Conservation International, a private foundation encouraging biological diversity. Mr. Vaughn has been a director of Allegheny & Western Energy Corporation from 1981 through 1995 and was a member of its Compensation Committee.

BACKGROUND OF EXECUTIVE OFFICERS NOT DESCRIBED ABOVE

     MR. ALEX P. DE SOTO, 33, joined the Company in September 1993 as Vice President, Chief Financial Officer and Chief Accounting Officer. Mr. de Soto also was appointed Secretary of the Company in February 1995. From 1986 through 1993, Mr. de Soto worked as a certified public accountant in the audit practice of Coopers & Lybrand in Seattle and London and was an audit manager in its high technology practice. Mr. de Soto graduated from the University of Southern California.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1995, the Board of Directors held ten (10) meetings. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. In addition, the Stock Option Committee has a Non-Executive Officer Stock Option Committee. The Board of Directors did not have a standing Nominating Committee during fiscal year 1995.

     During the fiscal year ended December 31, 1995, each Board member attended 75% or more of the aggregate of the meetings of the Board, and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments (out of the presence of management) as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three directors: Messrs. Vaughn (Chairman), Crooks and O'Reilly. The Audit Committee met three times during fiscal year 1995.

     The Compensation Committee makes recommendations based on management's inputs concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three directors: Messrs. Vaughn, Crooks and O'Reilly. The Compensation Committee met two times during fiscal year 1995.

     The Stock Option Committee considers and recommends to the Board of Directors the number and terms of stock options to be granted to officers and employees of the Company. The Stock Option Committee is composed of two directors: Messrs. Crooks and O'Reilly. The Stock Option Committee met three times during fiscal year 1995.

     The Non-Executive Officer Stock Option Committee was created by the Stock Option Committee in February 1996. It has the authority to grant certain numbers of options to employees who are not executive officers of the Company. The Non-Executive Officer Stock Option Committee is composed of two directors: Drs. Kranzler and Blank.

                           PROPOSAL 2

             ADOPTION OF 1996 EQUITY INCENTIVE PLAN

     In January 1996, the Board of Directors unanimously adopted, subject to stockholder approval, the 1996 Equity Incentive Plan (the "1996 Plan") under which there are reserved 7,000,000 shares of the Company's Common Stock which may be issued to directors, officers and key employees of, and consultants and certain advisors to, the Company pursuant to the 1996 Plan.

                 REQUIRED VOTE OF STOCKHOLDERS

     The proposal to adopt the 1996 Equity Incentive Plan must be approved by the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board of Directors unanimously adopted the 1996 Equity Incentive Plan and it is believed that all officers and directors of the Company will vote their respective shares in favor of the proposal.

                      THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 2

     The essential features of the 1996 Plan are outlined below:

GENERAL

     The 1996 Plan permits the granting of options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1996, as amended (the "Code") and the granting of options that do not so qualify or nonstatutory stock options. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options. In addition, the 1996 Plan permits the granting of stock appreciation rights ("SARs") in connection with incentive or nonstatutory stock options. Finally, the 1996 Plan permits the granting of stock bonuses and rights to purchase restricted stock. (All permitted grants of options, SARs, stock bonuses and rights to purchase restricted stock are sometimes hereinafter collectively referred to as the "Stock Awards"). Any proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

PURPOSE

     The 1996 Plan was adopted to provide a means by which directors and selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to benefit from increases in the value of the Common Stock of the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 20 of the Company's employees and consultants are eligible to participate in the 1996 Plan.

ADMINISTRATION

     The 1996 Plan is administered by the Board of Directors of the Company. The Board generally has the power to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan, In addition, the Board has the power to construe and interpret the 1996 Plan and, subject to the provisions of the 1996 Plan to, among other things, determine the persons to whom and the dates on which Stock Awards will be granted, the type of Stock Award to be granted, the number of shares to be subject to each Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the exercise price, the type of consideration and other terms of the Stock Award. The Board of Directors is authorized to delegate administration of the 1996 Plan to a committee composed of not fewer than two members of the Board.

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     The Board has delegated administration of the 1996 Plan to the Stock
Option Committee of the Board. The Board may abolish the Stock Option Committee at any time and revest in the Board the administration of the 1996 Plan. As used herein with respect to the 1996 Plan, the "Board" refers to the Stock Option Committee as well as to the Board itself.

     In February 1996, the Stock Option Committee created the Non-Executive Officer Stock Option Committee, which Committee consists of two directors. The Non-Executive Officer Stock Option Committee has been given the authority to grant options to eligible persons who are not executive officers of the Company; provided, however, that the number of shares subject to such grants made may not exceed 200,000 during the period between any two consecutive meetings of the Board, with the specific number of shares subject to options granted by the Non-Executive Officer Stock Option Committee during such period to be reported at the next meeting of the Board. The members of the Non-Executive Officer Stock Option Committee are Jay D. Kranzler and Debby Jo Blank.

     Section 162(m) of the Code requires that, in order to have stock options qualify as "incentive stock options" and not apply to the $1,000,000 threshold for 162(m), the directors who serve as members of the Stock Option Committee must be "outside directors." The 1996 Plan provides that, directors serving on the Stock Option Committee will be "disinterested persons," within the meaning of the 1996 Plan and may also be, in the discretion of the Board, "outside directors" within the meaning of Section 162(m). This limitation would exclude from the Stock Option Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company, (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m).

ELIGIBILITY

     Pursuant to the terms of the 1996 Plan, incentive stock options and SARs granted appurtenant thereto may be granted only to employees (including officers) of the Company and its affiliates. Stock Awards other than incentive stock options and SARs appurtenant thereto may be granted under the 1996 Plan only to employees (including officers), directors and consultants.

     Under the 1996, a director is in no event eligible for any Stock Awards unless at the time discretion is exercised in the selection of the director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to a director: (i) the Board has delegated its discretionary authority over the 1996 Plan to a Committee which at this time consists solely of outside directors within the meaning of Section 162(m).

     No Stock Award to purchase restricted stock may be granted under the 1996 Plan to any person who, at the time of the grant, owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any affiliate of the Company, unless the Stock Award exercise price is at least one hundred ten percent (110%) of the fair market value of the stock subject to the option on the date of grant, and the term of the Stock Award does not exceed five years from the date of grant or in the

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case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the fair market value of such stock on the date of grant. For incentive stock options granted under the 1996 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

     In addition to the foregoing restrictions, no person shall be eligible to be granted Options and SARs covering more than three million fifty thousand (3,050,000) shares of the Company's Common Stock in any one calendar year period.

SHARES SUBJECT TO THE 1996 PLAN

     The shares of stock that may be issued under the 1996 Plan shall not exceed in the aggregate seven million (7,000,000), subject to adjustment as provided in the 1996 Plan. If Stock Awards granted under the 1996 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1996 Plan. Shares subject to SARs exercised in accordance with the 1996 Plan shall not be available for subsequent issuance under the 1996 Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the 1996 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options granted under the 1996 Plan shall not be less than 100% of the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options granted under the 1996 Plan shall not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. Notwithstanding the foregoing, an incentive stock option or nonstatutory stock option may be granted with an exercise price lower than that set forth in the preceding sentences if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At February 29, 1996, the closing price
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of the Company's Common Stock as reported on the Nasdaq SmallCap Market was
$2.25 per share.

     In the event of a decline in the value of the Company' s Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the 1996 Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 3,050,000 share limitation.

     The exercise price of options granted under the 1996 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement (except that payment of the Common Stock's "par value" may not be made by deferred payment), or
(c) in any other form of legal consideration acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     VESTING OF OPTIONS.   The total number of shares of stock subject to an
option granted under the 1996 Plan may, but need not, be allotted in periodic installments (which may, but need not, be equal). The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the option. The vesting provisions contained in the 1996 Plan are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

     EARLY EXERCISE. Options granted under the 1996 Plan may, but need not, include a provision whereby an optionee may elect at any time while an employee, director or consultant to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; PROVIDED, HOWEVER, that (i) the right to repurchase at the original purchase price
                                       10
shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a director or consultant, or
(B) such longer period as may be agreed to by the Company and the optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and
(iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's fair market value if the original purchase price is less than the stock's fair market value.

     TERM. The maximum term of options under the 1996 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Generally, options granted under the 1996 Plan terminate on the earlier of (i) three months after termination of the optionee's employment or relationship as a employee, director or consultant of the Company or any affiliate of the Company or (ii) the expiration of the term of the option as set forth in the option, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

     As of January 31, 1996, a total of 4,375,824 options to purchase shares of Common Stock of the Company have been granted under the 1996 Plan to 16 employees, which employees represent substantially all of the employees of the Company. See "New Plan Benefits."

RE-LOAD OPTIONS

    Without in any way limiting the authority of the Board to make or not to make grants of options under the 1996 Plan, the Board shall have the authority (but not an obligation) to include as part of any option agreement a provision entitling the optionee to a further option (a "Re-Load Option") in the event the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with the terms of the 1996 Plan and the terms and conditions of
the option agreement.   Any such Re-Load Option may be an incentive stock
option or a nonstatutory stock option, as the Board may designate at the time of the grant of the original option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an incentive stock option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of incentive stock options.

TERMS OF STOCK BONUSES,  RESTRICTED STOCK AND SARS

    Under the 1996 Plan, the Board may grant to eligible persons stock bonuses or may sell shares of the Company's Common Stock to such eligible persons pursuant to restricted stock purchase agreements. The terms of such stock bonuses are similar to those for other Stock Awards granted under the 1996 Plan. In addition to stock options and stock bonuses, the Board may also grant to eligible persons SARs. Under the 1996 Plan the Board may grant tandem SARs, concurrent SARs or independent SARs.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1996 Plan or subject to any option granted under the 1996 Plan without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1996 Plan will be appropriately adjusted as to the type of securities and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the type of securities, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1996 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1996 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will, subject to the next sentence, continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the 1996 Plan, or to substitute similar options, then the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1996 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1996 Plan will terminate on January 16, 2006.

     The Board may also amend the 1996 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of Stock Awards; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1996 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the 1996 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate. Notwithstanding the foregoing, the person to whom the option is granted may designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

FEDERAL INCOME TAX INFORMATION

     INCENTIVE STOCK OPTIONS. Incentive stock options under the 1996 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 1996 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.
Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

NEW PLAN BENEFITS

     The following table presents certain information as of January 31, 1996 with respect to options granted under the 1996 Plan, of which exercise of such options is subject to the approval of stockholders, to (i) the Named Executive Officers, (ii) all executive officers as a group, (iii) all non-executive officer directors as a group, and (iv) all non-executive officer employees as a group:

                       NEW PLAN BENEFITS

          IMRE CORPORATION 1996 EQUITY INCENTIVE PLAN


                                            EXPIRATION    EXERCISE       NUMBER OF          DOLLAR
             NAME AND POSITION                 DATE        PRICE($)        SHARES        VALUE (1) ($)
             -----------------              ----------    ---------     ------------     -------------
Jay D. Kranzler                                1/06         $1.50       3,025,327(2)      $4,537,991
  Chief Executive Officer,
  Vice Chairman

Debby Jo Blank                                 1/06         $1.50       1,134,497(3)      $1,701,746
  President and Chief
  Operating Officer, Director


Frank R. Jones                                  --            --            --                 --
  Chairman and Chief
  Scientific Officer

Harvey J. Hoyt                                  --            --            --                 --
  Former Executive Vice President and
  Director

Martin D. Cleary                                --            --            --                 --
  Former Chief Executive Officer,
  President and Chief Operating
  Officer, Director

Richard M. Crooks, Jr.                          --            --            --                 --

Philip O'Reilly                                 --            --            --                 --

Jack H. Vaughn                                  --            --            --                 --

Current Executive Officer Group                1/06          $1.50      4,159,824         $6,239,736

Non-Executive Director Group                    --            --            --                 --

Non-Executive Officer Employee Group           1/06          $1.50        216,000(4)      $  3
24,000


(1) Calculated by multiplying the exercise price of the option by the number of shares of Common Stock underlying the option grant.

(2) Options to purchase 756,332 shares of Common Stock vested on January 19, 1996, the date of grant, with the remainder vesting ratably and daily over four years.

(3) Options to purchase 283,624 shares of Common Stock vested on January 19, 1996, the date of grant, with the remainder vesting ratably and daily over four years.

(4) Options to purchase 54,000 shares of Common Stock vest on January 19, 1997, with the remainder vesting ratably and daily over four years.

                           PROPOSAL 3

               APPROVAL OF CHANGE OF COMPANY NAME

     On February 8, 1996, the Board of Directors adopted a resolution to amend the Company's Certificate of Incorporation to change the name of the Company from "IMRE Corporation" to "Cypress Bioscience, Inc." As a result of the recent restructuring and the change in senior management of the Company, the Board of Directors believes that the Company and its stockholders would benefit from the proposed name change.

     As of the date of this proxy statement, the Board of Directors had determined that the new name of the Company shall be "Cypress Bioscience, Inc."

                 REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock will be required to approve the proposal to amend the Company's Certificate of Incorporation to change the name of the Company from "IMRE Corporation" to "Cypress Bioscience, Inc." As a result, broker non-votes and abstentions will have the same effect as negative votes. The Board of Directors has unanimously approved the proposal and it is believed that all officers and directors will vote their respective shares in favor of the proposal.

                       THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 3

                           PROPOSAL 4

               APPROVAL OF INCREASE IN NUMBER OF
               AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 35,000,000 shares to 60,000,000 shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

     In addition to the 28,316,000 shares of Common Stock outstanding at March 5, 1996, the Board has reserved subject to stockholder approval and amendment of the Company's Certificate of Incorporation, 7,000,000 shares for issuance upon exercise of options and rights granted under the Company's 1996 Equity Incentive Plan. The Board also has reserved 779,293 shares of Common Stock issuable upon the conversion of outstanding 7% Senior Convertible Debentures and related payments of interest in the form of shares of Common Stock and 4,821,135 shares of Common Stock for issuance upon the exercise of outstanding options and warrants.

     Although at present the Board of Directors has no other plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the company's business or product lines through the acquisition of other businesses or products.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company.

For example, without further stockholder approval, the Board could adopt a "poison pill" which would, under certain circumstances related to an acquisition of shares not approved by the Board of Directors, give certain holders the right to acquire additional shares of Common Stock at a low price, or the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

                 REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock will be required to approve this amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares. As a result, broker non-votes and abstentions will have the same effect as negative votes. The Board of Directors unanimously approved the proposal and it is believed that all officers and directors will vote their respective shares in favor of the proposal.

               THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE IN FAVOR OF PROPOSAL 4

                           PROPOSAL 5

         MODIFICATION OF PREVIOUSLY APPROVED AMENDMENT
    AUTHORIZING A CLASS OF PREFERRED STOCK TO PROVIDE FOR A
      NOMINAL PAR VALUE PER SHARE OF SUCH PREFERRED STOCK

     The stockholders of the Company, acting by written consent pursuant to the Company's Consent Solicitation Statement dated November 13, 1995, have previously approved an amendment to the Certificate of Incorporation (the "Preferred Stock Amendment") to authorize the issuance by the Company of up to fifteen million (15,000,000) shares of preferred stock (the "Preferred Stock"), without par value. The Preferred Stock Amendment has not yet been filed, and the Board of Directors is seeking authority from the stockholders to modify the Preferred Stock Amendment prior to its filing to provide for Preferred Stock with a nominal par value per share (not exceeding $1.00) selected by the Board of Directors in its discretion.

     The reason for this proposal is to enable the Board of Directors to substantially reduce the filing fees payable to the Delaware Secretary of State in connection with the Preferred Stock Amendment. The Board of Directors believes that, except for the different filing fee treatment discussed above, there is no functional difference, under Delaware law, the accounting principles used by the Company or otherwise, between stock without par value and Stock with a nominal par value per share. The Board of Directors also believes that Preferred Stock with a nominal par value per share will be no less attractive to potential investors than no-par Preferred Stock. The sole reason for this proposal is to allow the Company to substantially reduce its (i) filing fee payment to the Delaware Secretary of State in connection with the filing of the Preferred Stock Amendment and (ii) franchise taxes payable in subsequent years. The Board of Directors believes that these reductions will be the sole practical effect of this proposal if it is approved by the stockholders.

     The purpose of the Preferred Stock Amendment is to authorize in advance shares of Preferred Stock that will be available for issuance without further stockholder action in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other future uses, and as deemed to be feasible and in the best interests of the Company. In the period since the stockholders approved the Preferred Stock Amendment, the Company has not had such a need to issue any shares of Preferred Stock, and has refrained from filing the Preferred Stock Amendment.

     Because this proposal will enable the Company to realize a significant savings, the Board of Directors believes that the approval of the proposal is in the best interests of the Company and its stockholders.

                 REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock will be required to approve this modification to the amendment to the Company's Restated Certificate of Incorporation changing the par value of the Preferred Stock. As a result, broker non-votes and abstentions will have the same effect as negative votes. The Board of Directors has unanimously approved the proposal and it is believed that all officers and directors of the Company will vote their respective shares in favor of the proposal.

               THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE IN FAVOR OF PROPOSAL 5

                                  PROPOSAL 6
              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP ("Ernst & Young") to continue as the Company's independent auditors for the fiscal year ending December 31, 1996 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young audited the Company's financial statements for the fiscal years ended December 31, 1994 and 1995. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     On June 23, 1994, the Audit Committee of the Board of Directors approved the appointment of Ernst & Young as the Company's independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 1994 in place of Coopers & Lybrand LLP ("Coopers & Lybrand"). The decision to change independent auditors was authorized by the Company's Board of Directors. The change was not made because of the disagreement with Coopers & Lybrand discussed below.

     The reports of Coopers & Lybrand on the registrant's consolidated financial statements for fiscal years ended December 31, 1992 and 1993 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's consolidated financial statements for its fiscal years ended December 31, 1993 and 1992, and in the subsequent interim period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of said firm would have caused them to make reference in connection with their report to the subject matter of the disagreements, except as follows:

     During the preparation of the Company's financial statements for the period ended September 30, 1993, the Company held preliminary discussions with Coopers & Lybrand and based on those preliminary discussions, initially recorded and reported revenues for sales under its customer storage program (as originally recorded in the Company's report on Form 10-Q for the three months ended September 30, 1993) before the Company's product was shipped to the customer. The customer storage program had previously been disclosed by the Company in its Form 10-K for the year ended December 31, 1993. During the fourth quarter of 1993, the Company obtained accounting advice from

Coopers & Lybrand's Seattle office, which confirmed the preliminary discussions regarding the recognition of revenue for its customer storage program. The Company and the Seattle office of Coopers & Lybrand also discussed during this time the form and content of documentation required for the audit of the Company's financial statements for the year ended December 31, 1993.

     As the year end fieldwork for the audit of the 1993 financial statements began in late January 1994, Coopers & Lybrand's National office was consulted by the Seattle office regarding the recognition of storage program revenues. Coopers & Lybrand concluded that revenue should not be recognized on customer storage program sales until the product was shipped. The Company accordingly restated its September 30, 1993 financial statements and did not recognize significant storage program revenues for the year ended December 31, 1993.

     Accordingly, for purposes of disclosure under Securities and Exchange Commission Regulation S-K, Item 304, this issue represents a disagreement with management and its auditors, which was subsequently resolved by the restatement of the Company's September 30, 1993 financial statements.

     The Audit Committee discussed the subject matter of the issue noted above with Coopers & Lybrand at a meeting on March 28, 1994. However, Coopers & Lybrand did not inform the Company or the Audit Committee that there was a disagreement until June 15, 1994. The Company authorized Coopers & Lybrand to respond fully to any inquiries of Ernst & Young regarding the above described disagreement. By letter dated June 24, 1994, Coopers & Lybrand informed the Company that it concurred with the foregoing statements regarding changes of the Company's certifying accountants, which statements were originally included in substantially the same form under Item 4 of the Company's current report on Form 8-K dated June 29, 1994.

     Stockholder ratification of the selection of Ernst & Young as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

                 REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young as the Company's independent auditors. The Board of Directors unanimously approved the election of Ernst & Young and it is believed that all officers and directors will vote their respective shares in favor of the proposal.

               THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE IN FAVOR OF PROPOSAL 6

                     SECURITY OWNERSHIP OF
            CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of January 31, 1996 with respect to (i) each stockholder known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock of the Company, (ii) each director and nominee, (iii) each of the Named Executive Officers described in the Summary Compensation Table and (iv) all directors and Named Executive Officers of the Company as a group. Except as set forth below, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown.

                                       Amount and Nature of
Name and Address (1)                   Beneficial Ownership    Percent of Class
--------------------                   ---------------------   ----------------

Allen & Company Incorporated                5,322,462(2)             18.1%
 711 Fifth Avenue
 New York, New York  10022

Aries Financial Services                    1,790,832(3)              6.3%
 375 Park Avenue, Suite 1501
 New York, New York  10152

Richard M. Crooks, Jr.                      1,171,565(4)              4.1%

Frank R. Jones                              1,105,411(5)              3.8%

Martin D. Cleary                              503,982(6)              1.7%

Jay D. Kranzler                               218,881(7)               *

Debby Jo Blank                                218,881(7)               *

Jack Vaughn                                    56,000(8)               *

Philip J. O'Reilly                             64,625(9)               *

Harvey J. Hoyt                                 51,683(10)              *

All Directors and Named Executive
 Officers as a  Group (8 persons)           3,149,206(11)            10.6%

---------------------------
*less than one percent

(1) Except as shown otherwise in the table, the address of each stockholder listed is in care of the Company at 401 Queen Anne Avenue North, Seattle, Washington 98109.

(2) Includes warrants to purchase 1,060,590 shares of Common Stock. Does not include 2,303,890 shares of Common Stock and warrants to purchase 31,600 shares of Common Stock owned by certain individuals who may be considered affiliates of Allen & Company Incorporated. Allen & Company Incorporated disclaims beneficial ownership of these shares of Common Stock. This information is derived from a Schedule 13D dated January 22, 1996, filed with the Securities and Exchange Commission by Allen & Company Incorporated.

(3) This information is derived from a Schedule 13D dated January 22, 1996, filed by Aries Financial Services with the Securities and Exchange Commission.

(4) Includes presently exercisable warrants and options to purchase 30,000 shares of Common Stock. Includes 712,498 shares of Common Stock and presently exercisable warrants to purchase 26,666 shares of Common Stock held by Allen & Company in which Mr. Crooks has a pecuniary interest pursuant to an arrangement with Allen & Company Incorporated. This information was derived from a Schedule 13D dated January 22, 1996, filed with the Securities and Exchange Commission by Allen & Company Incorporated.

(5) Includes presently exercisable warrants and options to purchase 705,000 shares of Common Stock.

(6) Includes presently exercisable options to purchase 500,000 shares of Common Stock.

(7) Includes 218,881 shares of Common Stock held by the Company's 401(k) plan for which the officer as co-trustee of the plan has voting rights to such shares.

(8) Includes presently exercisable options to purchase 55,000 shares of Common Stock.

(9) Includes presently exercisable warrants and options to purchase 48,825 shares of Common Stock.

(10) Includes presently exercisable options to purchase 22,500 shares of Common Stock.

(11) Includes warrants and options that are presently exercisable to purchase 1,367,992 shares of Common Stock.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and holders of more than ten percent (10%) of the Company's capital stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no forms were required for those persons, the Company believes that during fiscal year 1995 all its officers, directors and holders of more than ten percent (10%) of the outstanding shares of the Company's capital stock complied with the filing requirements applicable to them, with the exception that Dr. Frank R. Jones was late in reporting the disposition of certain shares of Common Stock of the Company held by his children's trusts for which Dr. Jones disclaims beneficial ownership. Dr. Jones was late in filing one report and in reporting four transactions.

                     EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Messrs. O'Reilly and Vaughn each received $12,000 in cash compensation for service as a director during fiscal year 1995. Each of Messrs. Crooks, O'Reilly and Vaughn received options to purchase 10,000 shares of Common Stock for service as a director during fiscal year 1995. Directors who are employees of the Company do not receive any fee for their services as directors. None of the Company's directors receive any fees for their service on any of the Board's committees. All of the Company's directors are reimbursed for their out-of-pocket travel and accommodation expenses incurred in connection with their service as directors of the Company.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation for the fiscal years 1995, 1994 and 1993 for services in all capacities to the Company by each person who served as Chief Executive Officer of the Company during fiscal year 1995 as well as those executive officers whose salary and bonus for fiscal year 1995 exceeded $100,000 (collectively, the "Named Executive Officers").

                   SUMMARY COMPENSATION TABLE


                                                                        LONG-TERM
                                             ANNUAL COMPENSATION      COMPENSATION(1)
                                             -------------------      ---------------
                                                                         NUMBER OF
                                                                         SECURITIES      ALL OTHER
   NAME AND PRINCIPAL             FISCAL                                 UNDERLYING     COMPENSATION
       POSITION                    YEAR     SALARY($)    BONUS($)        OPTIONS(#)          ($)
   ------------------             ------    ---------    ---------    ---------------   ------------
Jay D. Kranzler, M.D.,             1995        -          $ 50,000           -               -
 Ph.D,
Chief Executive Officer,
Vice Chairman(2)

Martin D. Cleary,                  1995     $225,000          -              -         $403,170(4)(5)
Former Chief Executive             1994     $ 56,250      $ 25,000        750,000          -
Officer, President and
Chief Operating Officer,
Director(3)

Frank R. Jones, Ph.D,              1995     $220,000          -              -         $  9,240(4)
Chairman and Chief                 1994     $215,000      $ 25,000         85,000      $  9,240(4)
Scientific Officer(6)              1993     $200,000      $ 50,000         90,000      $  8,994(4)

Harvey J. Hoyt, M.D.,              1995     $175,000          -            47,500      $ 94,430(4)(8)
Former Executive Vice
President, Director(7)

Debby Jo Blank, M.D.,              1995         -         $ 50,000           -             -
President, Chief Operating
Officer, Director (9)


(1) The Company's Incentive Stock Option and Appreciation Plan (the "ISO Plan"), the Plan and other non-formal option plans are intended to further the interests of the Company by providing certain incentives to key employees of the Company. The plans provide for the granting of options to purchase shares of the Company's Common Stock at not less than fair market value and the ISO Plan permits the grant of stock appreciation rights. There were no SARs granted in 1995.

(2) Dr. Kranzler was appointed Chief Executive Officer of the Company on December 28, 1995 and received approximately $20,000 as a consultant to the Company during 1995. Dr. Kranzler's base salary for fiscal year 1996 will be $240,000.

(3) Mr. Cleary resigned as Chief Executive Officer, President and Chief Operating Officer, Director on December 28, 1995. He was appointed Chief Executive Officer on September 30, 1994.

(4) All Other Compensation includes Company 401(k) contributions in the form of Company Common Stock.

(5) Includes $393,750 of compensation to be paid in 1996 and 1997 under the terms of a Severance Agreement dated December 28, 1995 between Mr. Cleary and the Company.

(6) Dr. Jones was Chief Executive Officer until September 30, 1994, at which time he became Chief Scientific Officer.

(7)  Dr. Hoyt resigned as Executive Vice President, Director on December
     28, 1995.

(8) Includes $87,500 of compensation to be paid in 1996 as part of a Severance/Consulting Agreement dated December 28, 1995 between Dr. Hoyt and the Company.

(9) Dr. Blank was appointed President and Chief Operating Officer on December 28, 1995, and received $20,000 as a consultant to the Company during 1995. Dr. Blank's base salary for fiscal year 1996 will be $210,000.

               STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1995, to the Named Executive Officers.

                                     INDIVIDUAL GRANTS
                                     -----------------
                                           % OF TOTAL                                   POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF          OPTIONS                                       ASSUMED ANNUAL RATES OF
                         SECURITIES        GRANTED TO      EXERCISE                        STOCK PRICE APPRECIATION
                         UNDERLYING       EMPLOYEES IN      PRICE                             FOR OPTION TERM(2)
                           OPTIONS           FISCAL          PER        EXPERATION      -----------------------------
     NAME                GRANTED(#)           YEAR          SHARE          DATE             5%                10%
     ----                ----------       ------------     --------     ----------      ----------       ------------
Harvey J. Hoyt (1)         5,000              0.5%          $2.125       09/30/96         $  398            $  797
Former Executive          42,500              4.2%          $1.75        09/30/96         $2,789            $5,578
Vice President,
Director


(1) Dr. Hoyt resigned as Executive Vice President and Director on December 28, 1995.

(2) The potential realizable value is based on the assumption that the price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term which, with respect to Mr. Hoyt's options, was nine months. Actual realizable value, if any, on stock option exercises is dependent on the future performance of the Common Stock and overall market conditions, as well as the option holder's continued employment through the vesting period.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information as of December 31, 1995, regarding options held by the Named Executive Officers. None of such individuals exercised any options during the fiscal year ended December 31, 1995. There were no stock appreciation rights outstanding at December 31, 1995.


                      NUMBER OF SECURITIES           VALUE OF UNEXERCISED IN-
                     UNDERLYING UNEXERCISED            THE-MONEY OPTIONS AT
                      OPTIONS AT FY-END(#)                 FY-END(1) ($)
                     ----------------------          ------------------------
      NAME        EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
      ----        -----------    -------------    -----------      -------------
Martin D. Cleary    500,000         250,000         $312,500          $156,250

Frank R. Jones      705,000            -            $466,939              -

Harvey J. Hoyt       47,500            -            $ 48,594              -

(1) Calculation based on $2.8125, the closing price of the Common Stock on the Nasdaq Small Cap Market on December 31, 1995, less the exercise price.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Company has entered into a five-year term employment agreement with Dr. Jay D. Kranzler, the Company's Chief Executive Officer. Dr. Kranzler's annual compensation consists of base salary of $240,000, performance based bonuses of up to an additional twenty-five percent (25%) of annual base salary. In addition, Dr. Kranzler's employment agreement provides for a sign-on bonus of $185,000, payable in installments upon the occurrence of certain milestone events achieved by the Company and Dr. Kranzler. As of the date hereof, approximately $100,000 of the total sign-on bonus has been paid to Dr. Kranzler.

     In addition to his base salary and bonus, Dr. Kranzler was granted an option to purchase approximately eight percent (8%) of the Company's Common Stock on a fully diluted basis at an exercise price equal to $1.50 per share. The options vest twenty-five percent (25%) immediately upon grant and thereafter ratably and daily over a four (4) year period. Dr. Kranzler's options shall fully vest upon the occurrence of any merger, consolidation, corporate reorganization or transfer of all or substantially all of the assets of the Company and upon the termination without cause of Dr. Kranzler's employment with the Company. Such options are subject to stockholder approval.

     The Company has entered into a five-year term employment agreement with Dr. Debby Jo Blank, the Company's President and Chief Operating Officer. Dr. Blank's annual compensation consists of base salary of $210,000 and performance based bonuses of up to an additional twenty-five percent (25%) of annual base salary. In addition, Dr. Blank's employment agreement provides for a sign-on bonus of $185,000, payable in installments upon the occurrence of certain milestone events achieved by the Company and Dr. Blank. As of the date hereof, approximately $100,000 of the sign-on bonus has been paid to Dr. Blank.

     In addition to her base salary and bonus, Dr. Blank was granted an option to purchase approximately three percent (3%) of the Company's Common Stock on a fully diluted basis at an exercise price equal to $1.50 per share.
 The options vest twenty-five percent (25%) immediately upon grant and thereafter ratably and daily over a four (4) year period. Dr. Blank's options shall fully vest upon the occurrence of any merger, consolidation, corporate reorganization or transfer of all or substantially all of the assets of the Company and upon the termination without cause of Dr. Blank's employment with the Company. Such options are subject to stockholder approval.

     The Company entered into a one-year employment agreement effective as of December 28, 1995 with Frank R. Jones, Ph.D., the Company's Chief Scientific Officer. The employment agreement provides for an annual base salary of $220,000 and a lump sum severance payment equal to one year's base salary in the event of termination of employment with or without cause within one year of the date of the agreement. The employment agreement also provides that in the event of termination of employment with or without cause prior to December 28, 1996, previously granted options will be extended or re-issued by the Company so as to remain exercisable until the applicable expiration of such options.

     The Company entered into a six-month employment agreement on January 8, 1996 with Alex P. de Soto, the Company's Chief Financial Officer and Secretary, which agreement expires by its terms on June 30, 1996, unless otherwise extended by mutual agreement of the parties. The employment agreement provides that the Company shall pay Mr. de Soto a base salary of $10,000 per month for the period January 1, 1996 through March 31, 1996 and $8,000 per month for the period April 1, 1996 through June 30, 1996. In addition to the base salary, Mr. de Soto will be paid a bonus on April 1, 1996 in the amount of $15,000 in the event he has not terminated his employment with the Company as of such date. Mr. de Soto is also entitled to an additional payment equal to $25,000 in the event he continues his employment with the Company after June 1, 1996. Under the employment agreement, Mr. de Soto was granted an option to purchase 60,000 shares of the Company's Common Stock (the "Option") at an exercise price of $1.50 per share, which option shall vest and become exercisable as to 50% of the shares subject to the option on the date of grant and the remaining 50% of the shares on June 1, 1996, subject to continued employment on such date. The Option was issued in exchange for all outstanding options to purchase shares of the Company's Common Stock previously granted to Mr. de Soto.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION(1)

     The Compensation Committee (the "Committee") is composed of directors who are not employees of the Company. The Committee is responsible for establishing and administering the Company's executive compensation arrangements.

     The Company believes that a competitive, goal-oriented compensation policy is critically important to the creation of value for stockholders. To that end, the Company has created an incentive compensation program intended to reward outstanding individual performance.

COMPENSATION PHILOSOPHY

     The Company's compensation program is intended to implement the following principles:

     *  Compensation should be related to the value created for stockholders.

     * Compensation programs should support the short-term and long-term strategic goals and objectives of the Company.

     * Compensation programs should reflect and promote the Company's values and reward individuals for outstanding contributions to the Company's success.

     * Short-term and long-term compensation programs play a critical role in attracting and retaining well-qualified executives.

     * While compensation opportunities should be based in part upon individual contribution, the actual amounts earned by executives in variable compensation programs should also be based on how the Company performs.

-------------------------
(1) The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 as amended (the "1933 Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION MIX AND MEASUREMENT

     The Company's executive compensation for the Chief Executive Officer and all other executives is based upon three components, each of which is intended to serve the Company's compensation principles:

BASE SALARY

     Base salary is targeted at the competitive median for similar companies in the biotechnology industry. For the purpose of establishing these levels, the Committee compares the Company's compensation structure from time to time to the companies covered in a compensation survey of the biotechnology industry entitled, BIOTECHNOLOGY COMPENSATION AND BENEFITS SURVEY which is prepared by Radford Associates and sponsored by the Biotechnology Industry Organization. Many of the Companies covered in that survey are also included in the published industry line-of-business index included in the Company's Stock Price Performance Graph included elsewhere in this Report.

     Based upon its reviews of industry data, the Compensation Committee determined that the base salaries of Jay D. Kranzler and Debby Jo Blank were appropriate and necessary to attract individuals of such high caliber within the biotechnology industry.

     The Committee reviews the salaries of the Chief Executive Officer and other executive officers each year and such salaries may be increased based upon (i) the individual's performance and contribution to the Company and
(ii) increases in median competitive pay levels.

ANNUAL INCENTIVES

     The Company has a cash bonus program whereby bonus amounts are determined based upon the achievement of corporate goals and individual performance. Each executive officer has a target bonus amount calculated as a percentage of his or her annual base salary. The bonus percentage is based in part on Company performance and in part on individual performance. The Committee believes the target bonus amounts are based upon levels similar to other companies in the biotechnology industry.

     Based upon the Committee's review of the financial performance of the Company no annual incentive bonuses were awarded to any member of senior management for fiscal year 1995, including Messrs. Hoyt and Cleary, the Company's former Executive Vice President and Chief Executive Officer, President and Chief Operating Officer, respectively, both of whom resigned December 28, 1995.

LONG-TERM INCENTIVES

     Long-term incentive compensation is provided through grants of options to purchase shares of the Company's Common Stock to the Named Executive Officers and others. The stock options are intended to retain and motivate all employees to improve long-term performance of the Company. It is common in the biotechnology industry to grant stock options to all employees. As of the beginning of 1995, stock options had been granted to all employees of the Company. The Committee believes the amount and value of such grants are based upon levels similar to other companies in the biotechnology industry.

     Stock options are granted with an exercise price equal to prevailing market value. Generally, the stock options vest in increments over a period of years, and an employee must be employed by the Company at the time of vesting in order to exercise his or her options.

     Pursuant to an agreement between the Company and Dr. Hoyt, Dr. Hoyt's options to purchase a total of 47,500 shares of Common Stock of the Company were accelerated as part of Dr. Hoyt's severance compensation package.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Company appointed Jay D. Kranzler, M.D., Ph.D. as its new Chief Executive Officer on December 28, 1995. Accordingly, his compensation was determined based on prevailing compensation packages in the biotechnology industry, since a compensation package consistent with the biotechnology industry was believed necessary to attract an individual of Dr. Kranzler's caliber. His compensation includes an annualized base salary of $240,000, performance cash bonus opportunities and a signing bonus potential of $185,000. In addition, Dr. Kranzler's employment agreement provides that the Company issue to him options to purchase that number of shares of Common Stock of the Company equal to approximately eight percent (8%) of the equity of the Company on a fully diluted basis. In January 1996, Dr. Kranzler was granted options to purchase 3,025,327 shares of the Company's Common Stock at an exercise price of $1.50 per share, subject to stockholder approval.

     Under the Omnibus Budget Reconciliation Act of 1993, beginning in 1994, the federal income tax deduction for certain types of compensation paid to the Chief Executive Officer and four other most highly compensated officers of publicly held companies is limited to $1,000,000 per officer per fiscal year unless such compensation meets certain requirements. The Committee is aware of this limitation and believes that the deductibility of compensation payable in 1995 will not be affected by this limitation.

          STOCK OPTION COMMITTEE                 COMPENSATION COMMITTEE

          Richard M. Crooks, Jr.                 Richard M. Crooks, Jr.
             Philip O'Reilly                         Philip O'Reilly
                                                     Jack H. Vaughn

                NON-EXECUTIVE OFFICER STOCK OPTION COMMITTEE

                         Jay D. Kranzler M.D., Ph.D.
                            Debby Jo Blank, M.D.


                        STOCK PRICE PERFORMANCE GRAPH

COMPARISON OF 5-YEAR CUMULATIVE RETURN

     The following Stock Price Performance Graph compares the Company's cumulative total stockholder return on the Company's Common Stock for the periods indicated with the cumulative total return of the NASDAQ OTC Index and a published industry line-of-business index. The Board of Directors approved the use of the NASDAQ Pharmaceuticals Stock Index. Although the Company previously used the Coopers & Lybrand Index as its published line-of-business index, it changed to the NASDAQ Pharmaceuticals Stock Index because of the greater number of peer companies represented and because the Company believes it is a more complete representation of the biotechnology industry. The Company has not declared any dividends since its inception.

     The Board of Directors and its Compensation Committee recognize that the market price of stock is influenced by many factors, only one of which is Company performance. The historical stock price performance shown on the Stock Price Performance Graph is not necessarily indicative of future stock price performance.

                    COMPARISON OF FIVE YEAR CUMULATIVE RETURN

        AMONG IMRE CORPORATION, NASDAQ OTC, NASDAQ PHARMACUETICAL INDEX
                       AND COOPERS & LYBRAND INDUSTRY INDEX

Fiscal Year Ended       IMRE       NASDAQ OTC      NASDAQ         Coopers &
                     Corporation               Pharmaceutical  Lybrand Industry
                                                   Index            Index
Measurement Pt.
    12/31/90            $100         $100          $100             $100
FYE 12/31/91            $162         $161          $266             $230
FYE 12/31/92            $170         $187          $221             $290
FYE 12/31/93            $225         $215          $197             $285
FYE 12/31/94            $128         $210          $148             $268
FYE 12/31/95            $160         $296          $271             $393

     The above comparison assumes $100 invested in the Company's Common Stock and each index on December 31, 1990.

                      CERTAIN TRANSACTIONS

     On December 29, 1995, Allen & Company, the largest stockholder of the Company, purchased, through a private placement, $500,000 principal amount of Senior Convertible Debentures due July 1, 1996 (the "Debentures"). The Debentures were convertible at $1.50 per share of Common Stock. Allen & Company acted as placement agent for this private placement and received 20,000 shares of Common Stock as a placement agent fee. The Debentures were converted into 333,333 shares of the Company's Common Stock on January 22, 1996, in conjunction with the closing of a private placement of 8.5 million shares of Common Stock at a purchase price of $1.50 per share.

     On February 15, 1994, the Company issued a press release announcing the restatement of its results of operations for the third quarter ended September 30, 1993. The Company filed a Current Report on Form 8-K, dated June 23, 1994, with the Securities and Exchange Commission with respect to changing the Company's certifying accountant. On August 16, 1994, the Company received a letter from the Commission notifying the Company that the Commission was conducting a preliminary inquiry into the restatement of the Company's results of operations and the change in the Company's certifying accountant and requesting certain information. The Company has cooperated with the Commission. In January 1996, Commission staff notified the Company that it intended to propose that the Commission initiate proceedings to seek injunctive relief against the Company enjoining it from future violations of the federal securities laws. The Commission staff further advised the Company that it intended to seek similar injunctive relief and civil penalties against Alex P. de Soto, the Chief Financial Officer of the Company. The Commission invited both the Company and Mr. de Soto to prepare and file with the Commission a Wells Submission to provide the Commission with any additional relevant information prior to formal action by the Commission. The Company is fully cooperating with the Commission staff in order to resolve the matters as expeditiously as possible.

     Under Section 145 of the Delaware General Corporation Law (the "DGCL"), the Company has broad powers to indemnify its Directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

     In addition, the Company's Certificate of Incorporation and By-laws include provisions to (i) eliminate the personal liability of its directors for monetary damages resulting from breaches of their fiduciary duty to the extent permitted by Section 102(b)(7) of the DGCL and (ii) require the Company to indemnify its Directors and officers to the fullest extent permitted by applicable law, including circumstances in which indemnification is otherwise discretionary. Pursuant to Section 145 of the DGCL, a corporation generally has the power to indemnify its present and former directors, officers, employees and agents against expenses incurred by them in connection with any suit to which they are or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in or not opposed to, the best interests of the corporation and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful. The Company believes that these provisions are necessary to attract and retain qualified persons as Directors and officers. These provisions do not eliminate the Directors' or officers' duty of care, and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under the DGCL. In addition, each Director will continue to be subject to liability pursuant to Section 174 of the DGCL, for breach of the Director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for acts or omissions that the Director believes to be contrary to the best interests of the Company or its stockholders, for any transaction from which the Director derived an improper personal benefit, for acts or omissions involving a reckless disregard for the Director's duty to the Company or its stockholders when the Director was aware or should have been aware of a risk of serious injury to the Company or its stockholders, for acts or omission that constitute an unexcused pattern of inattention that amounts to an abdication of the Director's duty to the Company or its stockholders, for improper transactions between the Director and the Company and for improper loans to Directors and officers. The provision also does not affect a Director's responsibilities under any other law, such as the federal securities law or state or federal environmental laws.

     The Company has entered into a letter agreement with Mr. de Soto whereby the Company has agreed to pay for expenses (including attorney's fees) incurred by Mr. de Soto in connection with the defense of the above-referenced SEC inquiry in advance of any final disposition of such inquiry. Pursuant to the letter agreement, in the event it is ultimately determined that Mr. de Soto is not entitled to indemnification under the terms of the Company's Bylaws or other applicable laws or regulations, Mr. de Soto is obligated to repay all amounts advanced by the Company on his behalf.

                         OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       /s/ ALEX P. DE SOTO

                                       Alex P. de Soto
                                       Secretary

March 15, 1996

A COPY OF THE COMPANY'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: ALEX P. DE SOTO, CORPORATE SECRETARY, IMRE CORPORATION, 401 QUEEN ANNE AVENUE NORTH, SEATTLE, WASHINGTON 98109.

                               IMRE CORPORATION
                          1996 EQUITY INCENTIVE PLAN
                           ADOPTED JANUARY 18, 1996

1. PURPOSES

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "COMPANY" means IMRE Corporation, a Delaware corporation.

     (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

     (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (i) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (j) "DIRECTOR" means a member of the Board.

     (k) "DISINTERESTED PERSON" means a Director: who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any affiliate entitling the participants therein to acquire equity securities of the Company or any affiliate except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (n) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows and in each case in a manner consistent with Section 260.140.50 of Title 10 of the California Code of
Regulations:

         (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

         (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

         (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s) "OPTION" means a stock option granted pursuant to the Plan.

     (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (u) "OPTIONEE" means a person who holds an outstanding Option.

     (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w) "PLAN" means this 1996 Equity Incentive Plan.

     (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (bb) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3. ADMINISTRATION

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

         (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

         (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (3) To amend the Plan or a Stock Award as provided in Section 14.

         (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.
The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

     (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4. SHARES SUBJECT TO THE PLAN

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate seven million (7,000,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

     (c) No person shall be eligible for the grant of an Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

     (d) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than three million fifty thousand (3,050,000) shares of the Company's common stock in any one calendar year period.

6. OPTION PROVISIONS

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or
(C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three
(3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which in no event shall be less than thirty (30) days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth
(10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; PROVIDED, HOWEVER, that
(i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option
(i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee; PROVIDED, HOWEVER, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Stock Award was granted, and
(ii) such right shall be exercisable only (A) within the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the holder of the Stock Award (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8. STOCK APPRECIATION RIGHTS

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock
Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

         (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

         (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased-under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

         (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9. CANCELLATION AND RE GRANT OF OPTIONS

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10. COVENANTS OF THE COMPANY

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11. USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. MISCELLANEOUS

     (a) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (b) Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, to remove any Director as provided in the Company's By-

Laws and the provisions of the General Corporation Law of the State of Delaware, or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the holder of the Stock Award to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting a Stock Award to such person or permitting the holder of the Stock Award to exercise the Stock Award. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13. ADJUSTMENTS UPON CHANGES IN STOCK

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year period pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent not prohibited by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then such Stock Awards shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Stock Awards outstanding under the Plan shall terminate if not exercised prior to such event.

14. AMENDMENT OF THE PLAN AND STOCK AWARDS

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

         (1) Increase the number of shares reserved for Stock Awards under the Plan;

         (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

         (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; PROVIDED, HOWEVER, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. TERMINATION OR SUSPENSION OF THE PLAN

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 17, 2006, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16. EFFECTIVE DATE OF THE PLAN

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                                            PRELIMINARY COPIES

                        IMRE CORPORATION
                             PROXY

              SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON APRIL 15, 1996

     The undersigned hereby appoints Jay D. Kranzler and Alex P. de Soto, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of IMRE Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of IMRE Corporation to be held at the Marriott Hotel La Jolla, 4240 La Jolla Village Drive, San Diego, California 92037 on Monday, April 15, 1996 at 9:00 a.m. PST, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:  To elect two directors to hold office until the 1999
             Annual Meeting of Stockholders.

/ /  FOR all nominees listed below           / /  WITHHOLD AUTHORITY to
     (except as marked to the contrary            vote for all nominees
     below).                                      listed below.

     NOMINEES: Debby Jo Blank, M.D.
               Philip J. O'Reilly

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4, 5 AND 6.

PROPOSAL 2:  To approve the Company's 1996 Equity Incentive Plan and to reserve
             7,000,000 shares of the Company's Common Stock for issuance under such plan.

             / /   FOR            / /   AGAINST           / /   ABSTAIN

PROPOSAL 3:  To approve an amendment to the Company's Restated Certificate of
             Incorporation to change the name of the Company from "IMRE Corporation" to "Cypress Bioscience, Inc."

             / /   FOR            / /   AGAINST           / /   ABSTAIN

PROPOSAL 4:  To approve an amendment to the Company's Restated Certificate of
             Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 shares to 60,000,000 shares.

             / /   FOR            / /   AGAINST           / /   ABSTAIN

PROPOSAL 5:  To approve a modification to an amendment to the Company's
             Certificate of Incorporation previously approved by the stockholders of the Company to change the par value of the Preferred Stock of the Company from no par value to a nominal par value.

             / /   FOR            / /   AGAINST           / /   ABSTAIN

PROPOSAL 6:  To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1996.

             / /   FOR            / /   AGAINST           / /   ABSTAIN


_______________________, 1996         ________________________________________

                                      ________________________________________
                                                     SIGNATURE(S)

                                      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                      HEREON. IF THE STOCK IS REGISTERED IN
                                      THE NAMES OF TWO OR MORE PERSONS, EACH
                                      SHOULD SIGN. EXECUTORS, ADMINISTRATORS,
                                      TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT
                                      SHOULD ADD THEIR TITLES. IF SIGNER IS A
                                      CORPORATION, PLEASE GIVE FULL CORPORATE
                                      NAME AND HAVE A DULY AUTHORIZED OFFICER
                                      SIGN, STATING TITLE.  IF SIGNER IS A
                                      PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                      NAME BY AUTHORIZED PERSON.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                       2